UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip code)

Caroline Kraus, Esq. Goldman, Sachs & Co. 200 West Street New York, New York 10282	Copies to: Geoffrey R.T. Kenyon, Esq. Dechert LLP 200 Clarendon Street 27th Floor Boston, MA 02116-5021

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: September 30, 2012

Item 1.	Schedule of Investments.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Schedule of Investments

September 30, 2012 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Commodity Index Linked Structured Notes(a)(b)(c)(d)(e) – 2.0%
JPMorgan Chase Bank, N.A.
$11,367,000	0.128%	03/01/13	$ 14,666,840
UBS AG
3,600,000	0.090	05/06/13	4,327,859
940,000	0.130	07/02/13	1,268,608
3,200,000	0.140	07/26/13	4,400,187
3,950,000	0.040	08/28/13	5,562,279
1,000,000	0.130	10/28/13	1,275,929

TOTAL COMMODITY INDEX LINKED STRUCTURED NOTES			$ 31,501,702

U.S. Government Obligation(f)(g) – 23.5%
United States Treasury Bill
$380,000,000	0.000%	01/24/13	$ 379,902,880

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT			$ 411,404,582

Repurchase Agreement(h) – 14.8%
Barclays Capital, Inc.
$239,200,000	0.250%	10/01/12	$ 239,200,000
Market Value: $239,204,983
Collateralized by FNMA, 3.000%-3.500%, due 4/1/27-3/1/42, and FHLMC, 2.500%, due 6/1/27. The aggregate market value of the collateral including accrued interest was $243,984,001.

TOTAL INVESTMENTS – 40.3%			$ 650,604,582

OTHER ASSETS IN EXCESS OF LIABILITIES – 59.7%			964,745,427

NET ASSETS – 100.0%			$ 1,615,350,009

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security is linked to the S&P GSCI Precious Metals Total Return Index (the “GSCI Precious Metals Index”). The GSCI Precious Metals Index represents an unleveraged, long-only investment in commodity futures. The GSCI Precious Metals Index is a part of a series of sub-indices calculated by Standard and Poor's that represents components of the S&P GSCI from a number of commodity sectors. The GSCI Precious Metals Index comprises gold and silver.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $31,501,702, which represents approximately 2.0% of net assets as of September 30, 2012.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2012.

(d)	These Structured Notes take into consideration a leverage factor of 300% on the return of the underlying linked index.

(e)	Interest rate disclosed is contingent upon LIBOR minus a spread as of September 30, 2012.

(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(g)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(h)	Unless noted, all repurchase agreements were entered into on September 30, 2012.

Investment Abbreviations:
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association

Currency Abbreviations:
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
USD	— United States Dollar

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.goldmansachsfunds.com.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2012, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain

Deutsche Bank AG	GBP/USD	12/19/12	$45,406,125	$222,468
	JPY/USD	12/19/12	153,889	256
	USD/GBP	12/19/12	855,844	4,606

TOTAL				$227,330

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss

Deutsche Bank AG	EUR/USD	12/19/12	$36,835,536	$(59,781)
	GBP/USD	12/19/12	774,931	(5,035)
	JPY/USD	12/19/12	39,915,039	(144,525)
	USD/JPY	12/19/12	896,976	(7,319)

TOTAL				$(216,660)

FUTURES CONTRACTS — At September 30, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

EURO STOXX 50 Index	1,120	December 2012	$35,333,735	$(1,358,002)
FTSE 100 Index	478	December 2012	44,097,184	(1,091,466)
Russell 2000 Mini Index	650	December 2012	54,236,000	(517,757)
S&P 500 E-mini Index	3,357	December 2012	240,730,470	241,895
TSE TOPIX Index	404	December 2012	38,049,718	595,480
10 Year U.S. Treasury Notes	(737)	December 2012	(98,377,984)	(311,716)

TOTAL				$(2,441,566)

TOTAL RETURN SWAP CONTRACTS ON EQUITY INDICES (a)

Counterparty	Referenced Obligation	Notional Amount (000’s)	Rate Paid	Termination Date	Unrealized Gain (Loss)(b)

Bank of America, N.A.	MSCI Net Total Return Index	$6,493	0.37%	10/03/13	$(24,386)
		66,697	0.37	10/03/13	(428,976)

TOTAL					$(453,362)

(a)	The Fund receives monthly payments based on any positive monthly return of the Referenced Obligation. The Fund makes payments on any negative monthly return of such Referenced Obligation.
(b)	There are no upfront payments on the swap contracts listed above, therefore the unrealized gains (losses) on the swap contracts are equal to their market value.

TAX INFORMATION — At September 30, 2012, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Absolute Return Tracker

Tax cost	$643,121,526

Gross unrealized gain	7,486,173
Gross unrealized loss	(3,117)

Net unrealized security gain	$7,483,056

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments

September 30, 2012 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – 25.0%
Collateralized Mortgage Obligations – 2.5%
Agency Multi-Family – 0.5%
FHLMC Multifamily Structured Pass-Through Certificates, Series K011, Class A2
$5,500,000	4.084%	11/25/20	$ 6,389,100

Planned Amortization Class – 0.5%
FNMA REMIC Series 2012-108, Class TE
5,800,000	3.500	10/25/42	6,128,384

Regular Floater(a) – 1.5%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A(b)
433,361	0.781	02/25/48	433,751
FHLMC REMIC Series 3371, Class FA
1,138,005	0.821	09/15/37	1,148,682
FNMA REMIC Series 2007-91, Class FB
1,865,941	0.817	10/25/37	1,886,183
National Credit Union Administration Guaranteed Notes Series 2010-A1, Class A
1,005,420	0.578	12/07/20	1,005,944
National Credit Union Administration Guaranteed Notes Series 2010-R1, Class 1A
1,031,300	0.678	10/07/20	1,034,805
National Credit Union Administration Guaranteed Notes Series 2010-R2, Class 1A
1,625,201	0.598	11/06/17	1,628,502
National Credit Union Administration Guaranteed Notes Series 2011-R2, Class 1A
2,914,019	0.628	02/06/20	2,922,557
National Credit Union Administration Guaranteed Notes Series 2011-R3, Class 1A
2,208,014	0.628	03/11/20	2,213,879
National Credit Union Administration Guaranteed Notes Series 2011-R4, Class 1A
2,446,806	0.608	03/06/20	2,452,637
National Credit Union Administration Guaranteed Notes Series 2011-R5, Class 1A
2,299,449	0.608	04/06/20	2,304,569
National Credit Union Administration Guaranteed Notes Series 2011-R6, Class 1A
2,038,349	0.608	05/07/20	2,042,808

			19,074,317

Sequential Fixed Rate – 0.0%
National Credit Union Administration Guaranteed Notes Series 2010-R1, Class 2A
233,743	1.840	10/07/20	237,541

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$ 31,829,342

Federal Agencies – 22.5%
Adjustable Rate FNMA(a) – 0.3%
$2,255,670	2.925%	05/01/33	$ 2,418,776
1,297,316	2.466	10/01/36	1,384,393

			3,803,169

FHLMC – 0.1%
1,244	5.000	09/01/16	1,322
14,746	5.000	11/01/16	15,868
2,122	5.000	12/01/16	2,287
21,935	5.000	01/01/17	23,649
16,072	5.000	01/01/18	17,345
193,416	5.000	02/01/18	208,730

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$141,976	5.000%	03/01/18	$ 153,218
86,839	5.000	04/01/18	93,715
56,546	5.000	05/01/18	61,023
42,591	5.000	06/01/18	45,963
85,257	5.000	07/01/18	92,008
29,194	5.000	08/01/18	31,505
12,571	5.000	10/01/18	13,566
23,768	5.000	11/01/18	25,650
4,647	5.000	02/01/19	5,052
388,068	5.500	01/01/20	420,969

			1,211,870

FNMA – 22.1%
105,958	5.000	03/01/18	114,939
342,040	5.000	04/01/18	371,034
5,770	5.500	01/01/19	6,270
81,444	5.500	02/01/19	88,479
80,292	5.500	03/01/19	87,261
51,934	5.500	04/01/19	56,441
39,048	5.500	05/01/19	42,438
156,889	5.500	06/01/19	170,507
500,855	5.500	07/01/19	544,307
460,674	5.500	08/01/19	500,619
409,340	5.500	09/01/19	444,815
108,962	5.500	10/01/19	118,420
134,366	5.500	11/01/19	146,029
199,478	5.500	12/01/19	216,792
11,470	5.500	01/01/20	12,465
9,846	5.500	06/01/20	10,686
2,474,630	5.500	07/01/20	2,711,419
10,100,820	4.000	08/01/26	10,785,692
11,523,304	4.000	09/01/26	12,304,625
2,519,067	4.000	10/01/31	2,726,290
14,434,073	5.000	07/01/35	15,717,451
13,608,789	5.000	08/01/35	14,818,788
942,395	5.000	09/01/35	1,026,186
498,966	5.000	12/01/35	543,330
218,559	5.000	06/01/36	237,992
5,664,515	5.000	11/01/36	6,198,724
57,506	5.000	01/01/38	62,493
8,335,488	5.000	02/01/38	9,062,618
7,576,936	5.000	03/01/38	8,234,011
137,207	5.000	04/01/38	149,106
1,949,416	5.000	05/01/38	2,118,471
5,398,993	5.000	11/01/38	5,867,196
172,642	5.000	01/01/39	187,613
2,558,828	5.000	03/01/39	2,780,731
5,606,235	5.000	04/01/39	6,118,300
7,500,237	5.000	07/01/39	8,150,661
40,381	4.000	08/01/39	43,410
608,799	5.000	10/01/39	664,405
32,929	4.000	01/01/40	35,432
1,720,274	4.500	05/01/40	1,861,435
1,000,000	5.000	05/01/40	1,086,984
1,488,205	4.500	06/01/40	1,610,324
28,351	4.000	08/01/40	30,506
3,063,023	4.500	08/01/40	3,314,368
92,674	4.000	10/01/40	99,718
594,555	4.000	11/01/40	639,744
6,399,679	4.500	11/01/40	6,924,823
160,791	4.000	12/01/40	173,012
105,860	4.000	01/01/41	113,906

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments (continued)

September 30, 2012 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$125,314	4.000%	02/01/41	$ 134,932
305,365	4.000	03/01/41	328,800
4,394,419	4.500	04/01/41	4,764,144
41,242	4.000	05/01/41	44,407
609,881	4.500	05/01/41	661,194
223,471	4.000	08/01/41	240,622
1,371,211	4.500	08/01/41	1,500,263
1,720,008	4.500	08/01/41	1,864,721
117,719	4.000	09/01/41	126,753
900,536	4.500	09/01/41	976,302
52,019	4.000	10/01/41	56,012
114,426	4.500	10/01/41	124,053
22,332	4.000	11/01/41	24,046
156,848	4.000	01/01/42	169,916
67,487	4.000	02/01/42	73,110
42,000,000	5.000	TBA-30yr(c)	45,796,405
86,000,000	6.000	TBA-30yr(c)	94,969,533

			281,186,479

TOTAL FEDERAL AGENCIES			$ 286,201,518

TOTAL MORTGAGE-BACKED OBLIGATIONS			$ 318,030,860

Agency Debentures – 4.3%
FHLB
$36,000,000	0.210%	01/04/13	$ 36,002,772
FNMA(a)
18,600,000	0.344	05/17/13	18,609,821

TOTAL AGENCY DEBENTURES			$ 54,612,593

Asset-Backed Securities – 0.0%
Home Equity – 0.0%
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
$140,009	7.000%	09/25/37	$ 121,222
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
193,863	7.000	09/25/37	167,617

TOTAL ASSET-BACKED SECURITIES			$ 288,839

Government Guarantee Obligations(d) – 0.8%
Citigroup Funding, Inc.
1,800,000	1.875	10/22/12	1,801,687
General Electric Capital Corp.
7,800,000	2.625	12/28/12	7,848,134

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS			$ 9,649,821

U.S. Treasury Obligations – 30.8%
United States Treasury Bonds
200,000	3.125	02/15/42	212,860
400,000	3.000	05/15/42	415,016

Principal Amount	Interest Rate		Maturity Date	Value
U.S. Treasury Obligations – (continued)
United States Treasury Inflation-Protected Securities
$19,618,952	0.625%		04/15/13	$ 19,815,142
21,455,280	1.875		07/15/13	22,092,287
47,116,580	2.000		01/15/14	49,214,681
27,821,535	1.250		04/15/14	28,938,848
80,704,552	2.000		07/15/14	86,089,160
14,878,016	1.625		01/15/15	15,945,067
36,748,920	1.875		07/15/15	40,441,084
United States Treasury Notes
20,200,000	0.375	(e)	07/31/13	20,232,321
25,500,000	0.500		10/15/13	25,580,069
49,800,000	2.750		10/31/13	51,168,504
4,900,000	0.875		01/31/17	4,975,018
3,300,000	0.500		07/31/17	3,283,764
22,700,000	1.625		08/15/22	22,673,442

TOTAL U.S. TREASURY OBLIGATIONS				$ 391,077,263

Shares	Rate	Value
Short-term Investment(a) – 34.1%
JPMorgan U.S. Government Money Market Fund - Capital Shares
433,543,569	0.010%	$ 433,543,569

TOTAL INVESTMENTS – 95.0%		$ 1,207,202,945

OTHER ASSETS IN EXCESS OF LIABILITIES – 5.0%		63,892,257

NET ASSETS – 100.0%		$ 1,271,095,202

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2012.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $433,751, which represents approximately 0.0% of net assets as of September 30, 2012.

(c)	TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $140,765,938 which represents approximately 11.1% of net assets as of September 30, 2012.

(d)	Guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and are backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or December 31, 2012.

(e)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments (continued)

September 30, 2012 (Unaudited)

Investment Abbreviations:
FDIC	— Federal Deposit Insurance Corp.
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
LIBOR	— London Interbank Offered Rate
REMIC	— Real Estate Mortgage Investment Conduit

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.goldmansachsfunds.com.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments (continued)

September 30, 2012 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At September 30, 2012, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(c)	Settlement Date	Principal Amount	Value

FNMA	4.500%	TBA-30yr	11/14/12	$(18,000,000)	$(19,477,265)
FNMA	5.000	TBA-30yr	10/11/12	(58,000,000)	(63,274,375)

TOTAL (Proceeds Receivable: $82,722,031)					$(82,751,640)

FUTURES CONTRACTS — At September 30, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

Eurodollars	5	December 2012	$1,246,000	$7,500
Eurodollars	5	March 2013	1,245,938	9,937
Eurodollars	5	June 2013	1,245,750	12,688
Eurodollars	145	September 2014	36,074,188	130,745
Eurodollars	(145)	September 2015	(35,970,875)	(215,633)
U.S. Ultra Long Treasury Bonds	(77)	December 2012	(12,721,844)	(365,918)
2 Year U.S. Treasury Notes	(400)	December 2012	(88,212,500)	(20,508)
5 Year U.S. Treasury Notes	672	December 2012	83,753,250	194,531
10 Year U.S. Treasury Notes	202	December 2012	26,963,844	182,091
30 Year U.S. Treasury Bonds	(188)	December 2012	(28,082,500)	315,089

TOTAL				$250,522

SWAP CONTRACTS — At September 30, 2012, the Fund had the following swap contracts:

INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Counterparty	Notional Amount (000’s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Bank of America, N.A.	$7,100	02/28/17	3 Month LIBOR	0.750%	$(7,943)	$(15,049)
Barclays Bank PLC	7,100	02/28/17	3 Month LIBOR	0.750	(16,561)	(6,430)
	6,200	02/28/17	3 Month LIBOR	0.750	(12,346)	(7,730)
	6,100	02/28/17	3 Month LIBOR	0.750	(7,385)	(12,369)
Citibank, N.A.	14,300	12/19/17	3 Month LIBOR	1.250	(48,275)	(242,766)
	6,800	02/28/17	3 Month LIBOR	0.750	(6,642)	(15,377)
Credit Suisse International	31,800	12/19/19	3 Month LIBOR	1.750	(631,045)	(419,522)
	5,400	02/28/17	3 Month LIBOR	0.750	(5,696)	(11,790)
Deutsche Bank AG	7,500	02/28/17	3 Month LIBOR	0.750	(20,786)	(3,501)
	7,300	02/28/17	3 Month LIBOR	0.750	(16,717)	(6,922)
JPMorgan Chase Bank, N.A.	4,100	02/28/17	3 Month LIBOR	0.750	(6,660)	(6,617)
	3,600	12/19/27	3 Month LIBOR	2.500	(115,785)	3,510
Morgan Stanley Capital Services, Inc.	5,700	02/28/17	3 Month LIBOR	0.750	(12,080)	(6,377)

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments (continued)

September 30, 2012 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAP CONTRACTS (continued)

			Rates Exchanged		Market Value
Counterparty	Notional Amount (000’s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Morgan Stanley & Co., International PLC	$7,100	02/28/17	3 Month LIBOR	0.750%	$(16,297)	$(6,694)

TOTAL					$(924,218)	$(757,634)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2012.

TOTAL RETURN SWAP CONTRACTS ON COMMODITY INDICES (a)

Counterparty	Referenced Obligation	Notional Amount (000’s)	Rate Paid	Termination Date	Unrealized Gain (Loss)(b)

Deutsche Bank AG	S&P GSCI Excess Return Index	$311,475	0.14%	10/31/12	$3,806,549
Merrill Lynch International	S&P Custom GSCI Excess Return Index	201,493	0.25	10/31/12	(4,370,690)
		226,272	0.25	10/31/12	(5,443,077)
UBS AG	S&P Custom GSCI Excess Return Index	272,165	0.27	10/31/12	(4,423,944)
		273,347	0.27	10/31/12	(4,933,270)

TOTAL					$(15,364,432)

(a)	The Fund receives monthly payments based on any positive monthly return of the Referenced Obligation. The Fund makes payments on any negative monthly return of such Referenced Obligation.
(b)	There are no upfront payments on the swap contracts listed above, therefore the unrealized gains (losses) on the swap contracts are equal to their market value.

TAX INFORMATION — At September 30, 2012, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Commodity Strategy

Tax cost	$1,205,709,167

Gross unrealized gain	2,023,868
Gross unrealized loss	(530,090)

Net unrealized security gain	$1,493,778

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Schedule of Investments

September 30, 2012 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Commodity Index Linked Structured Notes(a)(b)(c)(d) – 7.9%
Bank of America Corp.
$2,500,000	0.224%	01/14/13	$ 2,685,984
3,100,000	0.231	03/05/13	3,226,345
2,800,000	0.228	03/08/13	2,938,695
3,700,000	0.216	03/28/13	3,907,030
4,600,000	0.230	05/06/13	5,549,038
6,100,000	0.210	07/30/13	6,424,214
6,400,000	0.230	08/07/13	7,063,949
4,000,000	0.220	08/21/13	4,439,261
JPMorgan Chase Bank, N.A.(e)
3,900,000	0.310	09/10/13	4,162,860
4,800,000	0.270	09/24/13	4,704,000
UBS AG(e)
380,000	0.080	11/13/12	444,824
1,300,000	0.230	11/13/12	1,303,404
2,400,000	0.230	12/12/12	2,384,108
3,900,000	0.130	02/05/13	4,211,866
3,500,000	0.090	05/10/13	4,083,839
6,100,000	0.070	06/18/13	8,772,877
3,400,000	0.070	06/20/13	4,955,240
1,330,000	0.070	06/28/13	1,881,842
2,500,000	0.080	07/10/13	3,531,812
19,200,000	0.080	07/12/13	24,624,500
3,300,000	0.100	07/23/13	3,988,783

TOTAL COMMODITY INDEX LINKED STRUCTURED NOTES			$ 105,284,471

Shares	Description	Value
Exchange Traded Funds – 9.1%
892,460	iShares MSCI Emerging Markets Index Fund	$ 36,876,447
998,895	iShares Russell 2000 Index Fund	83,367,777

TOTAL EXCHANGE TRADED FUNDS		$ 120,244,224

Principal Amount	Interest Rate	Maturity Date	Value
U.S. Treasury Obligation(f) – 23.6%
United States Treasury Inflation Indexed Bonds
$285,308,939	0.125%	07/15/22	$ 312,011,002

Shares	Rate	Value
Short-term Investment(a) – 59.3%
JPMorgan U.S. Government Money Market Fund - Capital Shares
783,402,034	0.010%	$ 783,402,034

TOTAL INVESTMENTS – 99.9%		$1,320,941,731

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		1,107,070

NET ASSETS – 100.0%		$1,322,048,801

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2012.

(b)	These Structured Notes take into consideration a leverage factor of 300% on the return of the underlying linked index.

(c)	Security is linked to the Dow Jones-UBS Commodity Index Total Return (the “DJ-UBSCI Total Return”). The DJ-UBSCI Total Return is a composite of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is diversified across the spectrum of commodities. The DJUBSCI Total Return is composed of nineteen commodities in eight diverse sectors: energy, petroleum, precious metals, industrial metals, grains, livestock, softs, and agriculture.

(d)	Interest rate disclosed is contingent upon LIBOR minus spread as of September 30, 2012.

(e)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $69,049,955, which represents approximately 5.2% of net assets as of September 30, 2012.

(f)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.goldmansachsfunds.com.

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

Amsterdam Index	112	October 2012	$9,332,136	$(339,338)
DAX Index	456	December 2012	106,040,912	(1,931,903)
Euro-Bund	1,612	December 2012	293,676,639	389,832
FTSE 100 Index	740	December 2012	68,267,607	(1,685,244)
Hang Seng Index	522	October 2012	70,264,894	403,005
Long Gilt	1,126	December 2012	219,319,099	(142,838)
MSCI Singapore Index	76	October 2012	4,359,844	(2,792)
OMX Stockholm 30 Index	1,248	October 2012	20,423,822	(553,440)
S&P 500 E-mini Index	3,037	December 2012	217,783,270	237,645
10 Year U.S. Treasury Notes	1,183	December 2012	157,912,016	813,393

TOTAL				$(2,811,680)

SWAP CONTRACTS — At September 30, 2012, the Fund had the following swap contracts:

CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2012 (a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Protection Sold:
Bank of America, N.A.	CDX Emerging Markets Index	$26,300	5.000%	06/20/17	2.138	$2,486,947	$874,446
		25,900	5.000	06/20/17	2.138	2,834,496	475,773
Deutsche Bank AG	CDX Emerging Markets Index	8,100	5.000	06/20/17	2.138	864,455	170,803
		4,500	5.000	06/20/17	2.138	577,344	(2,200)
		4,500	5.000	06/20/17	2.138	446,375	128,768
		3,900	5.000	06/20/17	2.138	421,962	76,496
		300	5.000	06/20/17	2.138	31,737	6,606
		2,800	5.000	06/20/17	2.138	228,777	129,090
		300	5.000	06/20/17	2.138	30,953	7,389
		6,500	5.000	06/20/17	2.138	513,462	317,300
		2,000	5.000	06/20/17	2.138	157,746	97,873

TOTAL						$8,594,254	$2,282,344

(a)	Credit spread on the Referenced Obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

TAX INFORMATION — At September 30, 2012, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Dynamic Allocation

Tax cost	$1,292,457,571

Gross unrealized gain	31,097,409
Gross unrealized loss	(2,613,249)

Net unrealized security gain	$28,484,160

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Schedule of Investments

September 30, 2012 (Unaudited)

Shares	Description	Value
Common Stocks – 98.4%
Australia – 13.7%
3,263,481	CFS Retail Property Trust Group (REIT) (Retail)	$ 6,511,551
388,115	Challenger Diversified Property Group (REIT) (Diversified)*	918,536
674,213	Charter Hall Group (REIT) (Diversified)	2,004,482
1,813,004	Commonwealth Property Office Fund (REIT) (Office)	1,942,308
6,761,358	Dexus Property Group (REIT) (Diversified)	6,647,315
332,549	GPT Group (REIT) (Diversified)	1,169,027
1,832,165	Stockland (REIT) (Diversified)	6,320,450
1,025,533	Westfield Group (REIT) (Retail)	10,776,705
2,537,172	Westfield Retail Trust (REIT) (Retail)	7,575,782

		43,866,156

Canada – 10.6%
79,700	Allied Properties Real Estate Investment Trust (REIT) (Office)	2,591,811
42,000	Boardwalk Real Estate Investment Trust (REIT) (Residential)	2,776,503
162,400	Brookfield Office Properties, Inc. (Office)	2,699,233
73,100	Calloway Real Estate Investment Trust (REIT) (Retail)	2,221,032
113,300	Canadian Apartment Properties Real Estate Investment Trust (REIT) (Residential)	2,866,210
78,600	Canadian Real Estate Investment Trust (REIT) (Diversified)	3,359,548
42,800	Cominar Real Estate Investment Trust (REIT) (Office)	1,050,082
89,600	Dundee Real Estate Investment Trust (REIT) (Office)	3,432,343
124,600	H&R Real Estate Investment Trust (REIT) (Diversified)	3,192,629
120,100	Primaris Retail Real Estate Investment Trust (REIT) (Retail)	2,978,373
237,500	RioCan Real Estate Investment Trust (REIT) (Retail)	6,684,595

		33,852,359

China – 2.9%
5,525,500	Shimao Property Holdings Ltd. (Diversified)	9,443,080

France – 7.8%
22,489	Fonciere Des Regions (REIT) (Diversified)	1,690,093
21,629	Gecina SA (REIT) (Residential)	2,213,430
26,301	ICADE (REIT) (Diversified)	2,142,201
128,131	Klepierre (REIT) (Retail)	4,489,292
134	Societe Immobiliere de Location pour l’Industrie et le Commerce (REIT) (Office)	13,875

Shares	Description	Value
Common Stocks – (continued)
France – (continued)
71,975	Unibail-Rodamco SE (REIT) (Diversified)	$ 14,342,138

		24,891,029

Germany – 1.9%
65,709	Deutsche Euroshop AG (Retail)	2,452,448
183,544	Deutsche Wohnen AG (Residential)	3,226,918
12,758	GSW Immobilien AG (Residential)	473,719

		6,153,085

Hong Kong – 19.0%
1,171,000	Galaxy Entertainment Group Ltd. (Consumer Services)*	3,890,521
2,712,000	Hang Lung Properties Ltd. (Retail)	9,234,034
2,555,000	Henderson Land Development Co. Ltd. (Diversified)	18,297,515
333,000	Hongkong Land Holdings Ltd. (Office)	1,995,637
1,090,475	Sun Hung Kai Properties Ltd. (Diversified)	15,866,902
2,493,500	The Link REIT (REIT) (Retail)	11,810,055

		61,094,664

Japan – 18.6%
864	Advance Residence Investment Corp. (REIT) (Residential)	1,818,173
1,022	Japan Retail Fund Investment Corp. (REIT) (Retail)	1,824,818
1,038,000	Mitsubishi Estate Co. Ltd. (Diversified)	19,846,686
917,000	Mitsui Fudosan Co. Ltd. (Office)	18,324,085
369	Nippon Building Fund, Inc. (REIT) (Office)	3,977,477
782	Orix JREIT, Inc. (REIT) (Office)	3,819,628
207,000	Sumitomo Realty & Development Co. Ltd. (Office)	5,485,178
4,080	United Urban Investment Corp. (REIT) (Diversified)	4,731,161

		59,827,206

Netherlands – 1.4%
35,744	Corio NV (REIT) (Retail)	1,519,731
81,455	Eurocommercial Properties NV CVA (REIT) (Retail)	3,086,032

		4,605,763

Singapore – 7.9%
1,529,207	AIMS AMP Capital Industrial REIT (REIT) (Industrial)	1,755,092
1,269,000	Cache Logistics Trust (REIT) (Industrial)	1,290,650
2,961,000	CapitaLand Ltd. (Residential)	7,627,012
6,868,000	K-REIT Asia (REIT) (Office)	6,623,316
6,928,000	Mapletree Industrial Trust (REIT) (Industrial)	7,950,614

		25,246,684

Sweden – 1.9%
241,541	Castellum AB (Diversified)	3,271,745

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Sweden – (continued)
284,901	Fabege AB (Diversified)	$ 2,715,390

		5,987,135

Switzerland – 2.7%
46,901	PSP Swiss Property AG (Registered) (Office)*	4,261,177
53,890	Swiss Prime Site AG (Registered) (Diversified)*	4,456,460

		8,717,637

United Kingdom – 10.0%
839,808	British Land Co. PLC (REIT) (Diversified)	7,093,162
952,639	Capital & Counties Properties PLC (Retail)	3,355,502
113,579	Derwent London PLC (REIT) (Office)	3,592,678
512,308	Great Portland Estates PLC (REIT) (Office)	3,735,519
766,682	Hammerson PLC (REIT) (Retail)	5,596,139
697,459	Land Securities Group PLC (REIT) (Diversified)	8,595,650

		31,968,650

TOTAL INVESTMENTS – 98.4%		$ 315,653,448

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.6%		5,279,737

NET ASSETS – 100.0%		$ 320,933,185

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviations:
CVA	— Dutch Certification
REIT	— Real Estate Investment Trust

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.goldmansachsfunds.com.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

TAX INFORMATION — At September 30, 2012, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

International Real Estate Securities

Tax cost	$288,530,028

Gross unrealized gain	58,002,896
Gross unrealized loss	(30,879,476)

Net unrealized security gain	$27,123,420

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Schedule of Investments

September 30, 2012 (Unaudited)

Value

No reportable securities.

TOTAL INVESTMENTS – 0.0%	$ —

OTHER ASSETS IN EXCESS OF LIABILITIES – 100.0%	7,806,918

NET ASSETS – 100.0%	$ 7,806,918

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2012, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain

Barclays Bank PLC	NOK/USD	12/19/12	$26,183	$240
	NZD/USD	12/19/12	124,320	2,287
	SEK/USD	12/19/12	137,011	1,162
	USD/EUR	12/19/12	89,954	149
BNP Paribas SA	RUB/USD	12/19/12	16,028	324
Deutsche Bank AG (London)	COP/USD	12/19/12	73,342	635
	RUB/USD	12/19/12	48,085	399
	USD/CAD	12/19/12	15,258	86
	USD/CHF	12/19/12	5,317	23
	USD/EUR	12/19/12	226,168	872
	USD/JPY	12/19/12	16,966	50
Morgan Stanley Co.	AUD/USD	12/19/12	134,849	169
	BRL/USD	10/02/12	49,328	6
Royal Bank of Scotland	GBP/USD	12/19/12	32,296	171
Societe Generale	AUD/USD	12/19/12	20,746	18
	GBP/USD	12/19/12	96,888	471
	IDR/USD	12/19/12	18,809	59
	INR/USD	12/19/12	56,877	1,567
	KRW/USD	12/20/12	143,959	2,630
	MYR/USD	12/19/12	117,782	1,570
	NOK/USD	12/19/12	122,187	498
	SEK/USD	12/19/12	22,835	48
	USD/AUD	12/19/12	20,746	9
	USD/CAD	12/19/12	21,360	182
	USD/CHF	12/19/12	2,126	13
	USD/EUR	12/19/12	115,655	1,043
	USD/GBP	12/19/12	50,059	223
State Street Bank	CLP/USD	12/19/12	84,326	1,295
	COP/USD	12/19/12	36,671	298
	HUF/USD	12/19/12	18,028	134
	MXN/USD	12/19/12	77,689	1,926
	PLN/USD	12/19/12	9,364	77
	RUB/USD	12/19/12	32,056	421
	TRY/USD	12/19/12	105,717	1,706
	USD/CZK	12/19/12	30,671	715
	USD/ZAR	12/19/12	50,463	289

TOTAL				$21,765

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss

Deutsche Bank AG (London)	BRL/USD	10/02/12	$19,731	$(34)
	USD/BRL	10/02/12	19,732	(377)
	USD/GBP	12/19/12	148,562	(439)
	USD/INR	12/19/12	56,877	(3,468)
	USD/SEK	12/19/12	7,764	(31)
Morgan Stanley Co.	CAD/USD	12/19/12	193,266	(1,746)
	USD/BRL	11/05/12	49,328	(196)
Royal Bank of Scotland	JPY/USD	12/19/12	192,209	(841)
Societe Generale	CAD/USD	12/19/12	20,344	(125)
	CZK/USD	12/19/12	30,672	(965)
	EUR/USD	12/19/12	89,953	(1,222)
	GBP/USD	12/19/12	64,592	(341)
	HUF/USD	12/19/12	18,028	(271)
	PLN/USD	12/19/12	18,729	(82)
	USD/IDR	12/19/12	169,279	(1,699)
	USD/JPY	12/19/12	25,628	(219)
	USD/NZD	12/19/12	16,576	(292)
	USD/SEK	12/19/12	22,836	(177)
	ZAR/USD	12/19/12	16,821	(58)
State Street Bank	USD/BRL	10/02/12	49,328	(555)
	USD/RUB	12/19/12	32,056	(918)

TOTAL				$(14,056)

FUTURES CONTRACTS — At September 30, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

Amsterdam Index	2	October 2012	$166,645	$(6,138)
CAC 40 Index	3	October 2012	129,263	(6,193)
DAX Index	1	December 2012	232,546	(4,008)
FTSE 100 Index	3	December 2012	276,761	(5,637)
FTSE/JSE Top 40 Index	12	December 2012	458,287	(9,733)
FTSE/MIB Index	1	December 2012	96,661	(6,643)
Hang Seng Index	1	October 2012	134,607	1,054
H-Shares Index	(3)	October 2012	(190,681)	(1,497)
IBEX 35 Index	(1)	October 2012	(98,728)	3,868
ISE 30 Index	75	October 2012	340,312	(2,305)
KOSPI 200 Index	1	December 2012	118,856	(47)
MSCI Taiwan Index	11	October 2012	302,940	(1,865)
OMX Stockholm 30 Index	11	October 2012	180,018	(4,756)
S&P 500 E-mini Index	3	December 2012	215,130	235
S&P/TSX 60 Index	1	December 2012	142,549	(1,864)
SET 50 Index	14	December 2012	404,081	3,468
SGX S&P CNX Nifty Index	26	October 2012	297,596	306
SPI 200 Index	2	December 2012	227,376	(1,088)
TSE TOPIX Index	(1)	December 2012	(94,182)	(1,741)

TOTAL				$(44,584)

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At September 30, 2012, the Fund had the following swap contracts:

INTEREST RATE SWAP CONTRACTS

	Notional Amount (000’s)(a)			Rates Exchanged		Market Value
Counterparty			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Bank of America, N.A.		$4,000	12/19/13	0.750	3 Month LIBOR	$7,319	$9,146
	GBP	1,056	12/19/17	1.500	6 Month LIBOR	5,744	30,578
Barclays Bank PLC		$2,000	12/19/13	0.750	3 Month LIBOR	7,911	322
	EUR	1,600	12/19/13	1.000	6 Month EURIBOR	6,578	6,008
	GBP	6,000	12/19/13	1.250	6 Month LIBOR	49,715	4,489
		2,400	12/19/13	1.250	6 Month LIBOR	14,250	7,431
		1,200	12/19/13	1.250	6 Month LIBOR	7,645	3,195
	CHF	460	12/19/17	0.400	6 Month LIBOR	977	756
		460	12/19/17	6 Month LIBOR	0.400	(301)	(1,431)
	EUR	380	12/19/17	6 Month EURIBOR	1.500	(6,027)	(5,669)
	GBP	320	12/19/17	1.500	6 Month LIBOR	8,230	2,776
Credit Suisse International	EUR	28,800	12/19/13	1.000	6 Month EURIBOR	42,485	184,068
		$1,800	12/19/17	1.250	3 Month LIBOR	7,586	29,049
	CAD	1,050	12/19/17	1.750	3 Month CDOR	4,070	491
	CHF	2,116	12/19/17	0.400	6 Month LIBOR	5,033	2,938
		276	12/19/17	0.400	6 Month LIBOR	278	762
		230	12/19/17	0.400	6 Month LIBOR	(396)	1,262
		460	12/19/17	0.400	6 Month LIBOR	1,625	182
	EUR	1,254	12/19/17	1.500	6 Month EURIBOR	2,394	36,205
	GBP	352	12/19/17	6 Month LIBOR	1.500	(7,464)	(4,643)
	JPY	20,000	12/19/17	0.500	6 Month LIBOR	932	945
Deutsche Bank AG	EUR	1,600	12/19/13	1.000	6 Month EURIBOR	3,208	9,379
	GBP	1,200	12/19/13	1.250	6 Month LIBOR	8,546	2,295
		1,200	12/19/13	1.250	6 Month LIBOR	5,506	5,334
		$250	12/19/17	1.250	3 Month LIBOR	1,525	3,563
	CAD	500	12/19/17	3 Month CDOR	1.750	2,824	(4,433)
		500	12/19/17	3 Month CDOR	1.750	590	(2,761)
	CHF	230	12/19/17	0.400	6 Month LIBOR	(705)	1,571

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged		Market Value
Counterparty	Notional Amount (000’s)(a)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Morgan Stanley Capital Services, Inc.		$2,000	12/19/13	0.750	3 Month LIBOR	$3,430	$4,803
	EUR	2,400	12/19/13	1.000	6 Month EURIBOR	5,801	13,079
		4,800	12/19/13	1.000	6 Month EURIBOR	39,626	(1,868)
	GBP	16,200	12/19/13	1.250	6 Month LIBOR	84,622	61,729
		3,000	12/19/13	6 Month LIBOR	1.250	(8,063)	(19,039)
	CAD	500	12/19/17	1.750	3 Month CDOR	5,808	(3,636)
		500	12/19/17	1.750	3 Month CDOR	1,475	134
		250	12/19/17	1.750	3 Month CDOR	1,160	(74)
		500	12/19/17	3 Month CDOR	1.750	(434)	(1,738)
	EUR	380	12/19/17	1.500	6 Month EURIBOR	8,037	3,659
	JPY	392,000	12/19/17	0.500	6 Month LIBOR	12,660	24,124
UBS AG		$32,000	12/19/13	0.750	3 Month LIBOR	38,098	93,627
	EUR	1,600	12/19/13	1.000	6 Month EURIBOR	3,702	8,885
	JPY	36,000	12/19/17	0.500	6 Month LIBOR	1,466	1,912
		20,000	12/19/17	0.500	6 Month LIBOR	764	1,113
	SEK	8,840	12/19/17	2.250	3 Month STIBOR	4,814	32,397
		1,700	12/19/17	2.250	3 Month STIBOR	2,024	5,132

TOTAL						$385,068	$548,047

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2012.

Investment Abbreviations:
CDOR	— Canadian Dollar Offered Rate
EURIBOR	— Euro Interbank Offered Rate
LIBOR	— London Interbank Offered Rate
STIBOR	— Stockholm Interbank Offered Rate

Currency Abbreviations:
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CHF	— Swiss Franc
CLP	— Chilean Peso
COP	— Colombian Peso
CZK	— Czech Koruna
EUR	— Euro
GBP	— British Pound
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
INR	— Indian Rupee
JPY	— Japanese Yen

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PLN	— Polish Zloty
RUB	— Russian Ruble
SEK	— Swedish Krona
TRY	— Turkish Lira
USD	— United States Dollar
ZAR	— South African Rand

TAX INFORMATION — At September 30, 2012 the Fund did not have any aggregate security unrealized gains, losses or cost for U.S. federal income tax purposes.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Schedule of Investments

September 30, 2012 (Unaudited)

Shares	Description	Value
Common Stocks – 98.8%
Commercial – 27.9%
112,136	Alexandria Real Estate Equities, Inc. (REIT)	$ 8,244,239
163,573	Boston Properties, Inc. (REIT)	18,092,809
423,799	Brandywine Realty Trust (REIT)	5,166,110
134,729	Digital Realty Trust, Inc. (REIT)	9,410,821
195,417	Douglas Emmett, Inc. (REIT)	4,508,270
422,730	Duke Realty Corp. (REIT)	6,214,131
176,944	Highwoods Properties, Inc. (REIT)	5,771,913
97,912	Kilroy Realty Corp. (REIT)	4,384,499
274,232	Liberty Property Trust (REIT)	9,938,168
443,553	Piedmont Office Realty Trust, Inc. Class A (REIT)	7,691,209
390,018	Prologis, Inc. (REIT)	13,662,330
76,834	PS Business Parks, Inc. (REIT)	5,134,048
143,038	SL Green Realty Corp. (REIT)	11,453,053
200,462	Vornado Realty Trust (REIT)	16,247,445

		125,919,045

Health Care – 12.9%
378,407	HCP, Inc. (REIT)	16,831,544
336,303	Health Care REIT, Inc. (REIT)	19,421,498
355,620	Ventas, Inc. (REIT)	22,137,345

		58,390,387

Leisure – 6.8%
793,176	Host Hotels & Resorts, Inc. (REIT)	12,730,475
338,257	Pebblebrook Hotel Trust (REIT)	7,911,831
79,075	Starwood Hotels & Resorts Worldwide, Inc.	4,583,187
919,935	Strategic Hotels & Resorts, Inc. (REIT)*	5,528,809

		30,754,302

Multifamily – 17.7%
141,251	American Campus Communities, Inc. (REIT)	6,198,094
160,098	AvalonBay Communities, Inc. (REIT)	21,771,727
192,853	Camden Property Trust (REIT)	12,437,090
77,414	Equity Lifestyle Properties, Inc. (REIT)	5,273,442
173,367	Equity Residential (REIT)	9,973,803
61,378	Essex Property Trust, Inc. (REIT)	9,098,675
89,156	Home Properties, Inc. (REIT)	5,462,588
201,817	Post Properties, Inc. (REIT)	9,679,143

		79,894,562

Other – 1.5%
66,087	American Tower Corp. (REIT)	4,717,951
63,544	Lennar Corp. Class A	2,209,425

		6,927,376

Retail – 25.3%
262,579	CBL & Associates Properties, Inc. (REIT)	5,603,436
564,222	DDR Corp. (REIT)	8,666,450
326,583	General Growth Properties, Inc. (REIT)	6,361,837
333,879	Glimcher Realty Trust (REIT)	3,529,101
583,732	Kimco Realty Corp. (REIT)	11,832,248
99,007	Regency Centers Corp. (REIT)	4,824,611
361,878	Simon Property Group, Inc. (REIT)	54,936,699

Shares	Description	Value
Common Stocks – (continued)
Retail – (continued)
171,674	Tanger Factory Outlet Centers, Inc. (REIT)	$ 5,550,220
85,059	The Macerich Co. (REIT)	4,867,926
294,360	Weingarten Realty Investors (REIT)	8,274,460

		114,446,988

Self Storage – 6.7%
173,354	Extra Space Storage, Inc. (REIT)	5,764,021
175,995	Public Storage (REIT)	24,493,224

		30,257,245

TOTAL INVESTMENTS – 98.8%		$ 446,589,905

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.2%		5,627,798

NET ASSETS – 100.0%		$ 452,217,703

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviation:
REIT	— Real Estate Investment Trust

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.goldmansachsfunds.com.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

TAX INFORMATION — At September 30, 2012, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Real Estate Securities

Tax cost	$337,703,263

Gross unrealized gain	113,562,305
Gross unrealized loss	(4,675,663)

Net unrealized security gain	$108,886,642

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS SELECT SATELLITE FUNDS

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS

Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

Investments and Fair Value Measurements — The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). Accounting principles generally accepted in the United States of America (“GAAP”) establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including Goldman Sachs Asset Management, L.P. (“GSAM”) assumptions in determining fair value measurement).

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges including, but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value (“NAV”) on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. Investments applying these valuation adjustments are classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities, for which market quotations are readily available, are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

i. Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of assets. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

ii. Mortgage Dollar Rolls — Mortgage dollar rolls are transactions where by the Funds sell mortgage-backed securities and simultaneously contract with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, the Funds will not be entitled to accrue interest and principal payments on the securities sold.

iii. Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

iv. Commodity Index-Linked Structured Notes — Structured notes values are based on the price movements of a commodity index. These commodity index-linked structured notes are valued daily by the issuing counterparties under procedures approved by the trustees. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked index. Commodity index-linked investments may be more volatile and less liquid than the underlying index and their value may be affected by the performance of commodities as well as other factors including liquidity, quality, maturity and other economic variables. These notes are subject to prepayment, credit and interest rate risks. These notes have an automatic redemption feature if the underlying index declines from the entrance date by the amount specified in the agreement. The Funds have the option to request prepayment from the issuer at any time. Interim payments received/(paid) are recorded as net realized gains (losses), and at maturity, or when a structured note is sold, the Funds record a realized gain or loss.

v. When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to the Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Funds will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for their portfolios, the Funds may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Foreign Currency Exchange Contracts — In a forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily at the applicable forward rate.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses.

iii. Swap Contracts — Swaps are marked to market daily using pricing vendor quotations, counterparty prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party making a stream of payments to another party in exchange for the right to receive protection on a reference security or obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of the reference security or obligation or to take a short position with respect to the likelihood of default. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation may be less than the premium payments received. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Funds bought credit protection.

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

i. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

Pursuant to exemptive relief granted by the Securities and Exchange Commission and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

Short Sales — The Absolute Return Tracker, Dynamic Allocation and Managed Futures Strategy Funds may engage in short selling. In these transactions, the Funds sell a financial instrument they do not own in anticipation of a decline in the market value of the instrument, then must borrow the instrument to make delivery to the buyer. The Funds are obligated to deliver the financial instrument at the market price at the time the short position is closed. The price at such time may be more or less than the price at which the instrument was sold by the Funds, which may result in a loss or gain, respectively. Unlike purchasing a financial instrument like a stock, where potential losses are limited to the purchase price and there is no upside limit on potential gain, short sales involve

GOLDMAN SACHS SELECT SATELLITE FUNDS

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

no cap on maximum losses, while gains are limited to the price of the stock at the time of the short sale. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statements of Operations. The Funds will record a realized loss if the price of the security increases between the date of the short sale and the date on which the Funds close the short position. The Funds will record a realized gain if the price of the security declines between those dates.

The Funds may, during the term of any short sale, withdraw the cash proceeds of such short sale and use these cash proceeds to purchase additional securities or for any other purposes of the Funds. Because cash proceeds are Fund assets which are typically used to satisfy the collateral requirements for the short sale, the reinvestment of these cash proceeds may require the Funds to post as collateral other securities that it owns. If the Funds reinvest the cash proceeds, the Funds might be required to post an amount greater than their net assets (but less than their total assets) as collateral. For these or other reasons, the Funds might be required to liquidate long and short positions at times that may be disadvantageous to the Funds. Cash collateral posted by the Funds is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the Schedule of Investments.

Short sales involve other costs. The Funds must normally repay to the lender an amount equal to any dividend and financing cost that accrues while the loan is outstanding. Dividends on short positions are recorded on the Statements of Operations as dividend expense on securities sold short on ex-dividend date. In addition, to borrow the security, the Funds may be required to pay a premium. The Funds will also incur transaction costs in effecting short sales. These costs incurred by the Funds are recorded as interest expense on securities sold short in the Statements of Operations. The amount of any ultimate gain for the Funds resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Funds may be required to pay in connection with short sale.

B. Level 3 Fair Value Investments —The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 3 are as follows:

To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under valuation procedures approved by the trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings. Significant events, which could also affect a single issuer, may include, but are not limited to corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades and bankruptcies.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of September 30, 2012:

ABSOLUTE RETURN TRACKER
Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Commodity Index Linked Structured Notes	$—	$31,501,702	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	379,902,880	—	—
Repurchase Agreement	—	239,200,000	—
Total	$379,902,880	$270,701,702	$—

Derivative Type
Assets(a)
Futures Contracts	$837,375	$—	$—
Forward Foreign Currency Exchange Contracts	—	227,330	—

Liabilities(a)
Futures Contracts	$(3,278,941)	$—	$—
Forward Foreign Currency Exchange Contracts	—	(216,660)
Total Return Swap Contracts	—	(453,362)	—
Total	$(3,278,941)	$(670,022)	$—

COMMODITY STRATEGY
Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Mortgage-Backed Obligations	$—	$318,030,860	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	391,077,263	54,612,593	—
Asset-Backed Securities	—	288,839	—
Government Guarantee Obligations	—	9,649,821	—
Short-term Investment	433,543,569	—	—
Total	$824,620,832	$382,582,113	$—

Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(82,751,640)	$—

Derivative Type
Assets(a)
Futures Contracts	$852,581	$—	$—
Interest Rate Swap Contracts	—	3,510	—
Total Return Swap Contracts	—	3,806,549
Total	$852,581	$3,810,059	$—

Liabilities(a)
Futures Contracts	$(602,059)	$—	$—
Interest Rate Swap Contracts	—	(761,144)	—
Total Return Swap Contracts	—	(19,170,981)	—
Total	$(602,059)	$(19,932,125)	$—

GOLDMAN SACHS SELECT SATELLITE FUNDS

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

DYNAMIC ALLOCATION
Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Commodity Index Linked Structured Notes	$—	$105,284,471	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	312,011,002	—	—
Common Stock and/or Other Equity Investments	120,244,224	—	—
Short-term Investment	783,402,034	—	—
Total	$1,215,657,260	$105,284,471	$—

Derivative Type
Assets(a)
Futures Contracts	$1,843,875	$—	$—
Credit Default Swap Contracts	—	2,284,545	—

Liabilities(a)
Futures Contracts	$(4,655,555)	$—	$—
Credit Default Swap Contracts	—	(2,200)	—

INTERNATIONAL REAL ESTATE SECURITIES
Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$33,852,359	$281,801,089 (b)	$—

MANAGED FUTURES STRATEGY
Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Futures Contracts	$8,931	$—	$—
Forward Foreign Currency Exchange Contracts	—	21,765
Interest Rate Swap Contracts	—	593,339	—
Total	$8,931	$615,104	$—

Liabilities(a)
Futures Contracts	$(53,515)	$—	$—
Forward Foreign Currency Exchange Contracts	—	(14,056)
Interest Rate Swap Contracts	—	(45,292)	—
Total	$(53,515)	$(59,348)	$—

REAL ESTATE SECURITIES
Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$446,589,905	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.
(b)	To adjust for the time difference between local market close and the calculation of net asset value, the Funds utilize fair value model prices for international equities provided by an independent fair value service resulting in a Level 2 classification.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange trade fund (“ETF”), a Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional funds, including but not limited to: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Liquidity Risk — The Funds may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

Portfolio Concentration Risk — The Real Estate Securities Fund and the International Real Estate Securities Fund invest primarily in securities of issuers (non-U.S. issuers, in the case of International Real Estate Securities Fund) that are primarily engaged in or related to the real estate industry, and each Fund has a policy of concentrating its investments in the real estate industry. Therefore, investments in the Funds are subject to certain risks associated with the real estate industry in general. Such risks include, but are not limited to, declines in property values, increases in property taxes, operating expenses, interest rates or competition, zoning changes, and losses from casualty and condemnation.

Item 2.	Controls and Procedures.

(a) The Registrant’s President/Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

(a) Separate certifications for the President/Principal Executive Officer and the Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Goldman Sachs Trust

By (Signature and Title)*	/s/ James A. McNamara
James A. McNamara, President/Principal Executive Officer

Date November 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James A. McNamara
James A. McNamara, President/Principal Executive Officer

Date November 28, 2012

By (Signature and Title)*	/s/ George F. Travers
George F. Travers, Principal Financial Officer

Date November 28, 2012

*	Print the name and title of each signing officer under his or her signature.